	BEXIL INVESTMENT TRUST
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2024
	(Unaudited)

Shares		Value
	Common Stocks (108.43%)
	Automotive Dealers and Gasoline Service Stations (9.49%)
29,500	Asbury Automotive Group, Inc. (a)	$ 6,955,510
6,050	AutoZone, Inc. (a)	19,067,483
		26,022,993

	Automotive Repair, Services, and Parking (3.36%)
13,800	U-Haul Holding Company (a)	932,052
124,200	U-Haul Holding Company Series N Non-Voting	8,281,656
		9,213,708

	Communications (1.57%)
25,000	Nexstar Media Group, Inc.	4,307,250

	Depository Institutions (6.25%)
122,000	Ally Financial Inc.	4,951,980
272,500	U.S. Bancorp	12,180,750
		17,132,730

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (4.31%)
36,500	Atkore Inc.	6,948,140
45,000	Skyworks Solutions, Inc.	4,874,400
		11,822,540

	Equipment Rental and Leasing (3.81%)
14,500	United Rentals, Inc.	10,456,095

	Fabricated Metal Products, except Machinery and Transportation Equipment (3.00%)
27,800	Snap-on Incorporated	8,234,916

	General Merchandise Stores (3.49%)
20,300	Dillard's, Inc.	9,574,292

	Home Furniture, Furnishings, and Equipment Stores (5.56%)
48,000	Williams-Sonoma, Inc.	15,241,440

	Industrial and Commercial Machinery and Computer Equipment (3.44%)
9,700	Lam Research Corporation	9,424,229

	Insurance Carriers (13.06%)
9,600	Elevance Health, Inc.	4,977,984
200,000	Essent Group Ltd.	11,902,000
379,226	NMI Holdings, Inc. (a)	12,264,169
13,500	UnitedHealth Group Incorporated	6,678,450
		35,822,603

	Metal Mining (2.98%)
1,335,000	B2Gold Corp.	3,484,350
73,500	Rio Tinto plc	4,684,890
		8,169,240

	Non-Depository Credit Institutions (10.36%)
23,000	Credit Acceptance Corporation (a)	12,685,650
74,000	Discover Financial Services	9,700,660
96,000	Enova International, Inc. (a)	6,031,680
		28,417,990

	Petroleum Refining and Related Industries (3.32%)
53,389	Valero Energy Corporation	9,112,968

	Primary Metal (14.77%)
30,700	Encore Wire Corporation	8,067,346
161,400	Mueller Industries, Inc.	8,704,302
160,000	Steel Dynamics, Inc.	23,716,800
		40,488,448

	Rubber and Miscellaneous Plastics Products (2.15%)
41,000	Crocs, Inc. (a)	5,895,800

	Security and Commodity Brokers, Dealers, Exchanges, and Services (5.36%)
76,000	Interactive Brokers Group, Inc. Class A	8,489,960
23,500	LPL Financial Holdings Inc.	6,208,700
		14,698,660

	Services - Computer Programming, Data Processing (4.89%)
50,000	Alphabet Inc. Class A (a)	7,546,500
275,054	Clear Secure, Inc.	5,850,399
		13,396,899

	Transportation Equipment (3.24%)
296,762	Wabash National Corporation	8,885,054

	Wholesale Trades-Durable Goods (4.02%)
63,300	BlueLinx Holdings Inc. (a)	8,244,192
6,900	Pool Corporation	2,784,150
		11,028,342

	Total common stocks (Cost $182,335,134)	297,346,197

Principal
Amount
	Corporate Bonds and Notes (0.02%)
	Electric Services (0.02%)
75,998	Elwood Energy LLC, 8.159%, 7/5/26 (Cost $76,341)	63,173

Shares
	Master Limited Partnership (0.43%)
	Electric, Gas, and Sanitary Services (0.43%)
40,000	Enterprise Products Partners L.P. Units (Cost $374,214)	1,167,200

	Preferred Stocks (1.17%)
	Holding and other Investment Offices (1.17%)
28,567	AGNC Investment Corp., 6.875% Series D	701,320
35,900	Chimera Investment Corporation, 8% Series D	888,166
66,202	Rithm Capital Corp., 7.125% Series B	1,616,653

	Total preferred stocks (Cost $2,719,545) (1.17%)	3,206,139

	Total investments (Cost $185,505,234) (110.05%) (b)	301,782,709
	Liabilities in excess of cash and other assets (-10.05%)	(27,568,513)

	Net assets (100.00%)	$ 274,214,196

(a) Non-income producing.
(b) The Fund's total investment portfolio value has been pledged as collateral for borrowings under the Fund's credit agreement.  The outstanding loan balance under the credit agreement was $27,736,300 as of March 31, 2024.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Bexil Investment Trust (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Although the Fund’s Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, Bexil Advisers LLC (the “Investment Manager”), subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although many corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

The following is a summary of the inputs used as of March 31, 2024, in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 297,346,197	$ -	$ -	$ 297,346,197
Corporate bonds and notes	-	63,173	-	63,173
Master limited partnerships	1,167,200	-	-	1,167,200
Preferred stocks	3,206,139	-	-	3,206,139
Total investments, at value	$ 301,719,536	$ 63,173	$ -	$ 301,782,709

Cost for Federal Income Tax Purposes
As of March 31, 2024, for federal income tax purposes, the aggregate cost of securities was $185,505,234 and net unrealized appreciation was $116,277,475, comprised of gross unrealized appreciation of $117,501,437 and gross unrealized depreciation of $1,223,962. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Risks and Uncertainties

Share Trading Risk - The Fund’s shares are quoted on the OTC Market and may have less trading volume and liquidity, greater trading spreads, increased market discount to NAV of the Fund’s shares, and fewer governance, shareholder meeting, and reporting requirements than might be the case if the shares were listed on a national securities exchange.

Market Risks - An investment in the Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes leverage.

Leverage Risk - The Fund from time to time may borrow under its credit agreement to increase the assets in its investment portfolio over its net assets, a practice called leverage. Leverage borrowing creates an opportunity for increased return but, at the same time, involves special risk considerations. Leverage increases the likelihood of greater volatility of the NAV and market price of the Fund’s shares. If the return that the Fund earns on the additional securities purchased fails to cover the interest and fees incurred on the monies borrowed, the NAV of the Fund (and the return of the Fund) would be lower than if borrowing had not been incurred. In addition, when the Fund borrows at a variable interest rate, there is a risk that fluctuations in the interest rate may adversely affect the return to the Fund’s shareholders. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to shareholders. There is no assurance that a borrowing strategy will be successful during any period in which it is employed. Borrowing on a secured basis results in certain additional risks. Should securities that are pledged as collateral to secure its obligations under the credit agreement decline in value, the Fund may be required to pledge additional assets in the form of cash or securities to the lender to avoid liquidation of the pledged assets. In the event of a steep drop in the value of pledged securities, it might not be possible to liquidate assets quickly enough and this could result in mandatory liquidation of the pledged assets in a declining market at relatively low prices. Furthermore, the Investment Manager’s ability to sell the pledged securities is limited by the terms of the credit agreement, which may reduce the Fund’s investment flexibility over the pledged securities. Because the fee paid to the Investment Manager is calculated on the basis of the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt and the aggregate liquidation preference of any outstanding preferred stock, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will benefit to that extent) when leverage is utilized.

Foreign Securities Risk - Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Sector Risk - To the extent the Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Cybersecurity Risk - With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East, and the impact of the coronavirus (“COVID-19”) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.